Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oportun, Inc.

2 Circle Star Way

San Carlos, California 94070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Oportun, Inc. (the “Company”) and Morgan Stanley & Co. LLC (“Morgan Stanley”), Goldman Sachs & Co. LLC and Jefferies LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of consumer loans in connection with the proposed offering of Oportun Funding X, LLC, Asset Backed Fixed Rate Notes, Series 2018-C.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 26, 2018, representatives of Morgan Stanley, on behalf of the Company, provided us with a consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business September 20, 2018, with respect to 86,321 consumer loans (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 125 consumer loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each Sample Loan relating to the consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for identification purposes only) 2. Origination date 3. Original principal balance	4. Interest rate 5. Maturity date 6. State

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the Fixed Rate Note (the “Note”).

Member of Deloitte Touche Tohmatsu Limited

At your instruction, for purposes of the comparisons described above:

●	with respect to Characteristic 3., differences of $100 or less are deemed to be “in agreement”. Further, for Sample Loans indicating a state (as set forth on the Note) of:

(i)	California or Arizona, we compared the original principal balance (as set forth on the Statistical Loan File) to the “loan amount” or “total del prestamo,” as applicable, (as set forth on the Note);

(ii)	Texas:

(a)

if the (x) original principal balance (as set forth on the Statistical Loan File) is less than or equal to $1,400 and the origination date (as set forth on the Note) is on or after September 6, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) is less than or equal $1,320 and the origination date (as set forth on the Note) is prior to September 6, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the amount financed or ‘monto financiado’ (each, as set forth on the Note and, collectively, the “Amount Financed”) or

(b)

if the (x) original principal balance (as set forth on the Statistical Loan File) is greater than $1,400 and the origination date (as set forth on the Note) is on or after September 6, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) is greater than $1,320 and the origination date (as set forth on the Note) is prior to September 6, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) the administrative fee or ‘tarifa administrativa’ (each, as set forth on the Note and, collectively, the “Administrative Fee”);

(iii)	Illinois or New Jersey, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed;

(iv)

Utah, Nevada, Idaho, Missouri or Wisconsin, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) the Administrative Fee (each as set forth on the Note);

(v)	New Mexico:

(a)

if the (x) original principal balance (as set forth on the Statistical Loan File) is less than or equal $5,000 and the origination date (as set forth on the Note) is on or after January 1, 2018 or (y) original principal balance (as set forth on the Statistical Loan File) is less than or equal to $2,500 and the origination date (as set forth on the Note) is prior to January 1, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the Amount Financed; or

(b)

if the (x) original principal balance (as set forth on the Statistical Loan File) is greater than $5,000 and the origination date is on or after January 1, 2018 or (y) original principal balance (as set forth on the Note) is greater than $2,500 and the origination date (as set forth on the Note) is prior to January 1, 2018, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) Administrative Fee; and

(vi)

Florida, we compared the original principal balance (as set forth on the Statistical Loan File) to the sum of (x) the Amount Financed and (y) the “Florida Documentary Stamp Tax” (as set forth on the Note).

●

with respect to our comparison of Characteristics 4. and 5., for the Sample Loan indicated in the attached Appendix A, we observed a difference with respect to the interest rate and maturity date set forth on the Note when compared to interest rate and maturity date set forth on the Statistical Loan File. For this Sample Loan, we were instructed to perform an additional procedure and compare the interest rate and maturity date as set forth on the Statistical Loan File to the corresponding information set forth on or derived from a screen shot from the Company’s servicing system (the “Servicing System Screen Shot”). Such comparisons were found to be in agreement.

The Note and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C.

*****

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 4, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 4, 2018. (Redacted)

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristics 4. and 5. for the following Sample Loan:

Sample Loan
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 4, 2018

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in state.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 4, 2018. (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Note
1	[REDACTED]	State	IL	TX